UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A
                             (Amendment No. 1)

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): June 29, 1999


                                  KFX INC.
           (Exact name of Registrant as specified in its charter)

             Delaware                     0-23634               84-1079971
  ------------------------------  ----------------------  ---------------------
 (State or other jurisdiction of  Commission File Number       IRS Employer
  incorporation or organization)                          Identification Number

          3300 East 1st Avenue, Suite 290 Denver,
                       Colorado, USA                          80206
       ---------------------------------------------- ----------------------
         (Address of principal executive offices)          (Zip Code)

                               (303) 293-2992
                      -------------------------------
                      (Registrant's telephone number,
                            including area code)

                              not applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


This Form 8-K/A amends the Form 8-K dated June 29, 1999 and filed on August 13, 1999 by KFx Inc. The Form 8-K included the First Amended Limited Liability Company Agreement of K-Fuel, L.L.C. (the "Amended Agreement") as
Exhibit 10.01. The Amended Agreement, as filed, included (1) Annex B to
Schedule 6.5(iv)(b) to the Amended Agreement and (2) Schedule 10.1(ii)(B) to the Amended Agreement.

This Form 8-K/A is being filed solely to file revised versions of (1) Annex B to Schedule 6.5(iv)(b) to the Amended Agreement and (2) Schedule 10.1(ii)(B) to the Amended Agreement.

All other items in the Form 8-K remain unchanged and are not being amended.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits
         -------------
         Exhibit 10.01.f.2 Annex B to Schedule 6.5(iv)(b) to the Amended Agreement.

         Exhibit 10.01.j               Schedule 10.1(ii)(B) to the Amended
                                       Agreement.*

--------------------------
*Certain portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 18, 2002                       KFx Inc.
                                             (Registrant)
                                             By:
                                             --------------------------------
                                             /s/ Patrick S. Flaherty
                                             Patrick S. Flaherty
                                             Vice President-Finance and Chief
                                             Financial Officer

                               Exhibit Index
                               -------------

         Exhibit 10.01.f.2 Annex B to Schedule 6.5(iv)(b) to the Amended Agreement.

         Exhibit 10.01.j        Schedule 10.1(ii)(B) to the Amended Agreement.*


--------------------------
*Certain portions of this Exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.